Series B 5 convertible preferred stock (Tables)	12 Months Ended
Jun. 30, 2019
Series B 5 convertible preferred stock (Tables)
Schedule of fair value of the Series B convertible preferred stock

	June 30, 2019	May 9, 2019

Expected dividend yield	0.00%	0.00%
Expected stock-price volatility	54.5%	51.9%
Risk-free interest rate	2.18%	2.43%
Expected term of warrants (years)	0.1	0.25
Stock price	$535.12	$535.12
Exercise price	$982.50	$982.50